                                                                EXHIBIT 10.24
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                            MONEYLINE EXPRESS, INC.
                                   AGREEMENT


                     Home Banking Bill Payment Processing
                          and Funds Transfer Services

     1.   Parties. This Agreement is between Digital Insight, LLC ("Digital
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Insight") and Moneyline Express, Inc. ("Moneyline").

     2.   Effective Date. The effective date of this Agreement is February 27,
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1997.

     3.   Purpose. Digital Insight provides a service to Financial Institutions
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for Financial Institution Customers ("Customers") to pay bills ("Bill Payment Services" or "Program") and receive other banking services through telephone or home computer activated instructions (collectively "Home Banking"). Moneyline provides to Digital Insight as a part of the Bill Payment Services, back-room processing of Customer activated payment instructions, funds transfer services for payment to payees ("Vendors") listed in such instructions, and certain Customer information services (collectively "Moneyline Services"). Digital Insight shall provide Moneyline with a list of Financial Institutions under contract with Digital Insight for Bill Payment Services, as well as additions or deletions to such list as they occur.

     4.   Contractual Relationship. This Agreement is intended and shall be
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construed solely as an independent subcontract of Moneyline to Digital Insight in the offering by Digital Insight of Bill Payment Services. This Agreement is not intended for the benefit of Financial Institutions, Customers or any other third persons, and shall not be deemed a joint venture, partnership or similar joint undertaking.

     Digital Insight grants Moneyline rights as an authorized and primary vendor to provide those services described as Moneyline Services in any and all offerings by Digital Insight of Bill Payment Services to Financial Institutions. Financial Institutions are those depository institutions insured, or eligible for insurance, by the Federal Deposit Insurance Corporation, or the National Credit Union Administration.

     5.   Services. The Moneyline Services provided by Moneyline for Digital
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Insight, and the services provided by Digital Insight as a part of Bill Payment Services ("Digital Insight Services") are described in Exhibit A.

     6.   Credit Risk.
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          A.   Consumer DDA Accounts: Between the parties, Moneyline bears the
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          credit risk associated with potential NSF/return items for all consumer DDA accounts. Moneyline will manage the risk as provided in the procedures which were previously provided to Company.

          B.   Business DDA Accounts: Between the parties, Moneyline bears the
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          credit risk associated with potential NSF/return items for business DDA accounts only when all of the following conditions are met:

          (i) Total exposure is limited to a maximum loss of $5,000.00 per business account.

          (ii) Only top tier (A and B, as defined in Moneyline's credit and risk evaluation system) business clients will be offered the bill payment service. This means that the business is in good financial condition and has been a customer of the financial institution for at least two years. For businesses open less than two years, Moneyline requires the opportunity to review and approve or disapprove the financial condition of the business. Costs associated with this credit review process will be paid by the participating financial institution.

          (iii) Each payment is capped the same as for consumer bill payments. The cap on the effective date of this Agreement is $9,999.00. Moneyline may change the cap from time to time with the prior consent of Company.

     C.   Risk Reduction Measures: Moneyline may at its option implement
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     reasonable measures to reduce credit risks. These may include but are not limited to pre-authorized drafts for business customers, verifying funds through an ATM network, and separating debits from credits so that payments are not sent until after good funds are received.

     7.   Performance Standards. The Parties agree that they will use all best
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efforts to meet the performance standards necessary to provide the Digital Insight Services and Moneyline Services, respectively. Failure by any Party, or the Parties, to meet such standards, shall obligate such Party(s) to take corrective action as provided in Paragraph 14. Payments delivered over an automated clearing house system ("ACH"), or other payments network, shall be governed by and subject to the rules, regulations and performance standards of such networks.

     8.   Fees. Digital Insight agrees to pay Moneyline those fees provided in
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Exhibit B ("Fee Schedules").

     9.   Ownership. Each Party shall have and retain sole ownership of their
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respective proprietary source codes and software packages used as a part of the services described in Exhibit A, including any enhancements or improvements thereon. Digital Insight shall have and retain sole ownership of the interface developed by it between the respective source codes and software packages, including any enhances or improvements thereon; Moneyline shall have and retain sole ownership of source codes provided by it in connection with said interface. Moneyline shall also retain sole ownership of the Vendor list supplied by it as a part of the Moneyline Services. No rights of ownership or use by one Party or by third persons, of the proprietary source code and software of the other, or of the Digital Insight interface by Moneyline or third persons, or of the interface source data or Vendor list of Moneyline by Digital Insight or third persons, shall arise by implication or otherwise as a result of this Agreement except with the express written consent or license by the owner. Any and all rights by one Party to use and/or possess proprietary property of the other Party shall be extinguished and returned to the owner immediately upon termination of this Agreement.

     10.  Confidentiality. The Parties agree to maintain the confidentiality of
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information and records as described in Exhibit C ("Confidentiality").

     11.  Security. Moneyline shall not be responsible for the loss,
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confidentiality or security of data or other payment information while in transmission over communications lines, in the postal system, or in an ACH or other payments network over which payments are delivered.

     12.  Term. The initial term of this Agreement is three (3) years from the
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effective date. The Agreement shall be automatically renewed for successive one
(1) year terms unless a Party shall give the other Party written notice of its intent to terminate at least six (6) months prior to the expiration of the initial or a renewal term.

     13.  Cooperation. The Parties will meet periodically to discuss service
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performance, service improvement, or any other issues related to the provision of Bill Payment Services. Such meetings shall be held at least annually.

     14.  Errors. No Party shall be liable for payment errors, payment delays,
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or other performance failures caused solely by software, computer, or other Program defects under the control and responsibility of the other Party. Action shall be taken by the responsible Party to correct such Program defects within sixty (60) days after knowledge by that Party, or notice from the other Party, of such defects. In the event that the cause of such defects is partly attributable to both Parties, corrective action shall be the joint responsibility of both Parties and the expense of any such corrective action shall be shared.

     15.  Limitations of Liability.
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          A. Liability of Moneyline as the result of any act or omission in providing Moneyline Services shall not exceed three (3) times the average amount of monthly fees paid by Digital Insight to Moneyline (calculated based on the three month period immediately before the act or omission that gives rise to the claim of liability).

          B.   Force Majeure - A Party will not be liable for a failure to
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          perform, or any loss occasioned thereby, arising out of an event or condition beyond the reasonable control of such Party and having an adverse affect on the performance by such Party under this Agreement. Such events shall include, but not be limited to, communications breakdown or interruption, acts of God, labor disputes, interruption of service by ACH or other payment networks, and nonperformance by the other Party under this Agreement. Loss or nonperformance caused by a breakdown or malfunction of computer equipment under the control of a Party are not excused, disclaimed or limited under this subparagraph B.

          C. The Parties will not be liable for punitive, consequential, indirect, remote or special damages.

          D. Moneyline will not be liable for any late charges assessed by Vendors against Customers for payments made by Customers under the Program.

          E. The Parties shall be held to a standard of due care in accordance with recognized industry practices of the highest standards.

     16.  Mediation.  The Parties agree that any controversy or claim arising
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out of or relating to this Agreement shall be submitted to non-binding mediation with a person or persons independent of the Parties and mutually acceptable to them. The Parties shall use their best efforts and in good faith seek resolution of any such claim or controversy through mediation, but in the event of failure to do so, may seek such other remedies as provided by law.

     17. Warranties - Cross Indemnification. The Parties hereby warrant and
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represent to each other that they have all rights necessary to perform their respective obligations under this Agreement and that the respective Moneyline Services and Digital Insight Services to be provided hereunder shall be conducted in a professional, workmanlike manner. EXCEPT AS SPECIFICALLY PROVIDED IN THIS PARAGRAPH, THE PARTIES MAKE NO WARRANTIES EITHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     The Parties shall each indemnify, defend and hold harmless the other Party from and against any and all claims by third persons, together with all damages, demands, liabilities, costs and expenses, including reasonable attorney's fees and expenses, incurred by the indemnitee as the result of such claims, which proximately results from and is solely caused by any act or omission of the indemnitor, its employees, agents or representatives performing on behalf of the indemnitor hereunder, or arises out of performance of the Services to be provided by the indemnitor hereunder.

     18.  Termination. A Party may terminate this Agreement by giving the other
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Party six (6) months written notice of termination prior to a term expiration date as provided in Paragraph 11.

     A Party may also at its option terminate this Agreement prior to a term expiration date upon occurrence of any of the following events ("Events of Default"):

     1. If either Party fails to correct errors or defects under the conditions and within the period provided in Paragraph 14, including, but not limited, to defects in software performance adversely affecting the provision of Bill Payment Services.

     2. If Digital Insight fails to pay to Moneyline the fees as required in Exhibit B, and fails to make such payments within sixty (60) days after demand by Moneyline to Digital Insight for such payments.

     3. Any other material breach by a Party of its obligations under this Agreement and said Party fails to cure said breach within one hundred twenty (120) days after written notice from the other Party.

     4. Immediately, upon written notice of a Party, when the other Party becomes insolvent, makes an assignment for the benefit of creditors, admits in writing an inability to pay its debts when they become due, or files a petition for bankruptcy or reorganization under Federal or State bankruptcy laws, or is subject to a proceeding commenced in bankruptcy which is not vacated or stayed within thirty (30) days.

     19.  Rights after Termination. Upon termination, all rights and obligations
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of the Parties hereunder for the provision of Bill Payment Services shall cease and be of no further effect whatsoever, provided that any payments by Customers activated prior to termination date but not completed by termination date shall be carried out in accordance with this Agreement. The continued use or possession by a Party of proprietary property or confidential information of the other Party shall cease and be immediately returned to the other Party provided, however, that the universal Vendor list prepared by Moneyline for Digital Insight's Customers of Moneyline Services may be purchased by Digital Insight at a price established by Moneyline at its discretion.

     20.  Assignment/Guarantee. This Agreement shall be binding on the Parties
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and their respective successors and assigns. Digital Insight shall not assign its rights and obligations hereunder without the express written consent of Moneyline, its successors or assigns. Moneyline Company, Inc. guarantees the performance of the obligations of PayMate, Inc. under this Agreement.

     21.  Notices. Notices may be sent by registered or certified mail, return
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receipt requested, or by facsimile transmission followed by overnight delivery of the original copy addressed to:

     Moneyline Express, Inc.
     1550 Utica Ave. So.
     Minneapolis, MN 55416
     Fax:  (612) 591-3859
     Attn: Dave Roy, Vice President

     Digital Insight, LLC
     5155 Camino Ruiz
     Camarillo, CA 93012
     Fax:  (805) 384-2275
     Attn: Paul Fiore

Notices so addressed are effective when received and may be changed by prior written notice to the other Party of the new address and effective date.

     22.  General Provisions. This Agreement, together with Exhibits, is the
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entire agreement between the Parties and may be amended only in writing signed by both Parties. The failure of either Party to exercise or enforce its rights hereunder shall not be deemed as a waiver of such right or of the power to enforce such rights. This Agreement may be executed in counterparts, all of which taken together constitute one single agreement. Paragraph headings are for reference and convenience only and are not a part of this Agreement.

     23.  Governing Law. This Agreement shall be governed by the laws of the
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State of Minnesota and the Parties explicitly agree and submit to the jurisdiction and venue of the United States District Court, District of Minnesota, or any Minnesota Court of general jurisdiction, for any legal action brought to enforce this Agreement.

     24.  Effect. This Agreement terminates and replaces in entirety the PayMate
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Agreement between the parties effective May 8, 1996, which Agreement, including all exhibits thereto, shall be of no further effect whatsoever.

     The Parties have caused this Agreement to be signed and delivered as of the effective date provided above.


                                             Digital Insight, LLC

                                             By: /s/ Paul D. Fiore
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                                                 Paul Fiore

                                             Title: President/CEO

                                             Date: Feb 27, 1997
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                                             Moneyline Express, Inc.

                                             By: /s/ David R. Roy
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                                                 David R. Roy

                                             Title: Vice President

                                             Date: 3/2/97
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                                                                      Exh. 10.24

                                    EXHIBITS

Exhibit A      Bill Payment Services
Exhibit B      Fee Schedules
Exhibit C      Confidentiality

The above exhibits to this document have been omitted. The exhibits will be furnished supplementally to the Securities and Exchange Commission upon request.